787 Seventh Avenue
New York, NY 10019-6099
Tel: 212 728 8000
Fax: 212 728 8111

January 16, 2014

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Credit Suisse Commodity Strategy Funds (File Nos. 333-116212; 811-21589)
Credit Suisse Opportunity Funds (File Nos. 33-92982; 811-9054)

Ladies and Gentlemen:

On behalf of Credit Suisse Commodity Funds and Credit Suisse Opportunity Funds, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information for the Credit Suisse Commodity ACCESS Strategy Fund and the Credit Suisse Commodity Return Strategy Fund, each a series of Credit Suisse Commodity Funds (the “Commodity Funds”), and the Credit Suisse Floating Rate High Income Fund, the Credit Suisse Multialternative Strategy Fund, the Credit Suisse Strategic Income Fund, and the Credit Suisse Managed Futures Strategy Fund, each a series of the Credit Suisse Opportunity Funds (the “Opportunity Funds” and, together with the Commodity Funds, the “Funds”), in a supplement, dated December 26, 2013, to the Prospectus, dated March 1, 2013, for Class A, C and I of each Fund. The purpose of the filing is to submit the 497 filing dated December 26, 2013 in XBRL for the Funds.

Any questions or comments should be directed to the undersigned at 212-728-8813.

Very truly yours,

/s/Diana N. Huffman
Diana N. Huffman

Enclosures

NEW YORK    WASHINGTON    PARIS    LONDON    MILAN    ROME    FRANKFURT    BRUSSELS

in alliance with Dickson Minto W.S., London and Edinburgh